Exhibit 10



            Consent of Independent Registered Public Accounting Firm


We consent to the reference to our firm under the caption "Independent Registered Public Accounting Firm" in Post-Effective Amendment No. 5 to the Registration Statement (Form N-4 No. 333-92298) pertaining to the Lincoln Life & Annuity Variable Annuity Account H, which is incorporated by reference into Post-Effective Amendment No. 7, and to the use therein of our reports dated (a) March 31, 2005, with respect to the financial statements of Lincoln Life & Annuity Company of New York, and (b) March 1, 2005, with respect to the financial statements of Lincoln Life & Annuity Variable Annuity Account H.

                                        /s/ Ernst & Young

Fort Wayne, Indiana
January 23, 2006